Fluoro Pharma

Enabling Personalized Medicine by
Making the Invisible, Visible.

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

FluoroPharma At-a-Glance

THE COMPANY	• Founded in 2003 in Boston with technology licensed from Massachusetts General Hospital
CORE EXPERTISE	• Imaging drugs for diagnostic testing
THREE ACTIVE HEART IMAGING PROGRAMS	• BFPET ➡ Myocardial perfusion imaging • CardioPET ➡ Cardiac viability assessment • VasoPET ➡ Inflamed atherosclerotic plaque imaging
CLINICAL BENEFIT	• Current methods do not assess myocardial health • Higher diagnostic accuracy • Alternative to invasive procedures
PATIENT MANAGEMENT	• Evaluate cardiac disease at the cellular and molecular level

Investment Highlights

Fluoro Pharma

Proprietary products that support new technologies for personalized medicine
- Next generation / first-in-class diagnostic imaging
- Helps determine the course of cardiac treatment

Two Phase II-ready products with short study timelines, both directed to very large markets
- BFPET for imaging cardiovascular blood flow
- CardioPET for detecting regions of metabolic insufficiency

A robust pipeline of first-in-class imaging products
- VasoPET for imaging inflammation and atherosclerotic plaque that will permit detection before symptoms occur
- AZPET for brain imaging to diagnose Alzheimer's disease

Technology compatible with current clinical practice, with reliable reimbursement in place

A clear, focused plan for value creation

Experienced management and world-class advisors

Intellectual property in place to protect proprietary innovations around the world

Molecular Imaging Commercial Landscape

Fluoro Pharma



Drug Development
FluoroPharma
Lantheus
Navidea
Eli Lily
Bracco
Molecular Insight
Radio-Pharmaceutical Distribution
IBA Molecular
Eckert & Ziegler
Cardinal Health
Covidien
GE
Siemens/ PETNET
Phillips
Scanner Development

Multiple players in each value chain

Large, Growing Market for Imaging Agents

- Global market expected to exceed $15 billion by 2015
- Fueled by need for personalized medicine
- Additional drivers include:
  - Growing volume of diagnostic examinations and equipment sales
  - Advanced imaging agents in development
  - Aging population
  - Increasing accessibility of technology to new patient populations
  - Widening reliance on tools for accurate diagnosis in more diseases
  - Need for cost-effectiveness and outcomes-driven data
  - Healthcare reform

High-growth markets, specifically Asia-Pacific, are fueling the expansion in imaging



Imaging Drug Market
Worldwide Sales Forecast
20
1
Market ($ Billions)
$7B Total
$15B Total
0.5
1.5
2
3
2
3
4
6
2011
2015
US
Europe
Japan
ROW

Source: GIA; FluoroPharma estimates

MEDICINE TODAY

One treatment fits all – still a guessing game

?

FluoroPharma

MEDICINE TOMORROW
must be personalized

Right Treatment for the
Right Patient at the
Right Time for the
Right Outcome

Personalized medicine begins with the right diagnosis

Before you can see it,
Before the patient feels it,
We can identify it

FluoroPharma Enables Personalized Diagnosis

Fluoro Pharma

Imaging provides non-invasive tools with immediate personalized recommendations for treatment

- Allows direct visual evaluation of disease on a chemical level
- Measures the efficacy of treatment
- Tracks response to therapy to make certain it continues to be appropriate



A



B

Method	Spatial Resolution	Temporal Resolution	Contrast Resolution
Ultrasound	<2 mm	< 10 ms	Single bubble
CT	< 0.3 mm	< 300 ms	>mM
MRI	< 0.8 mm	< 50 ms	mM
MRS	<10 mm	< 60 s	µM
SPECT	< 10 mm	< 5 s	pM - nM
PET	< 5 mm	< 5 s	pM – nM
Optical	0.1 - 5 mm	< 1 ms	fM – nM

The quantitative assessment of disease (PET, SPECT) is the future of imaging

Market Drivers for New PET Products

Fluoro Pharma

Growth in PET procedural volumes



CAGR
7.1%
2000
1600
1200
800
400
0
PET Procedures (thousands)
1,249
1,740
'05
'10

Low capacity utilization



8
7
6
5
4
3
2
1
0
PET Procedural Capacity (millions)
Unutilized
55%
45%
Utilized
'10

Comprehensive adoption of early diagnosis will improve utilization of technology

- At capacity, more patients could be diagnosed earlier leading to better patient outcomes
- Earlier diagnosis benefits the health system by minimizing the expensive, aggressive, late and oftentimes ineffective therapies prescribed to patients as a result of later diagnosis
- A whole system approach to early diagnosis and intervention would increase utilization of high-value equipment

Past PET Market Growth Driven by a Single Agent (FDG) has given rise to an established ecosystem of PET distribution

Source: Frost & Sullivan 2008, IMV 2011, FluoroPharma estimates

PET Imaging Roots are in Oncology

PET procedures by disease area
(by amount tracer)



2500
2000
1500
1000
500
0
PET Procedures (thousands)
2004
2005
2006
2007
2008
2009
Year
Oncology
Neurology
Cardiology
Cardiology and neurology remain strong growth opportunities

Source: Frost & Sullivan 2008

Cardiovascular Disease is the Next Big Opportunity

Fluoro Pharma

Total diagnostic radiopharmaceutical agents market: procedure volume forecasts by imaging procedure (U.S.) – a switch to PET



Procedure (millions)
25
20
15
10
5
0
20.1
21.3
18.9
20.4
21.9
23.6
1.0
1.3
1.6
1.9
2.2
2.6
10.7
11.5
10.4
11.2
12.0
12.9
8.4
8.5
6.9
7.3
7.7
8.1
2004
2005
2006
2007
2008
2009
Year
SPECT(Other)
SPECT (Cardiac)
PET

	CAGR '07 – '09
PET (Total)	17.0%
SPECT (Cardiac)	7.3%
SPECT (Other)	5.3%
Total	**7.6%**

Source: Frost & Sullivan 2008

Poised to Capture Cardio Diagnostics

Fluoro Pharma

Cardiovascular Diagnostics

- 1-in-3 adults have some form of CV disease
- >10 million CV nuclear scans (MPI) in 2009*
- $403 billion: fully burdened cost of CAD
- Desire for non-invasive diagnostic tools

PET Molecular Imaging

- Superior image quality
- Large rapidly growing imaging platform
- Increasing demand for PET technology in diagnosis of CV disease
- No widely adopted PET agents in cardiology

Positioned to capture share of the $3.5 billion market for molecular imaging agents**

* Frost & Sullivan 2008

** Estimated 2012 market size (analyst reports)

Unmet Need for Better Imaging Methods

ANATOMICAL IMAGING

MRI



FDA Warning in 2007

- Nephrogenic systemic fibrosis for Gadolinium-based contrast agents

Ultrasound



FDA Warning in 2007

- Deaths and serious cardiopulmonary reactions arising from marketed products

CT



AHA 2007 Statement

- CTA is reasonable for assessment of CAD in symptomatic patients
- Not recommended for screening for atherosclerosis
- Not recommended for follow up of stent placement

None of these are a molecular imaging modality (capable of capturing physiology) – FluoroPharma is molecular imaging

Making the Invisible, Visible

FluoroPharma

BFPET

For measuring cardiovascular blood flow

- For use in combination with stress-testing in patients with presumptive chronic CAD
- Potential to become the new "standard" and replace Cardiolite/SPECT in institutions with PET capability



Perfusion images



CardioPET

For detecting regions of metabolic insufficiency

- Modified fatty acid (MFA) with an internal block to prevent metabolism
- Diagnosis of acute and chronic CAD in patients that cannot undergo stress-testing



3D Images from CAD subject



VasoPET

For detecting inflamed plaques

- Avidly taken up by inflammatory cells and rapidly dividing cells
- No uptake in stable plaque, which is relatively acellular
- Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques



Images from rabbit


Panel (a)
transverse
Panel (b)
axial
Panel (c)
sagittal
Normal
Experimentals
Spine
Kidney
Injured artery

MYOCARDIAL PERFUSION IMAGING

- Evaluate patients with known or suspected CAD for perfusion, wall motion and ejection fraction
- Evaluate CAD in patients that are able to exercise

CURRENT DIAGNOSTIC TEST

- Perfusion imaging with SPECT tracers (MIBI, Tl-201) or Rb-82

CLINICAL NEED

- >10 million diagnostic perfusion examinations at $1,400 performed annually in the U.S.
- SPECT imaging has ~75% diagnostic accuracy
- 10% of "normal" SPECT patients were found to be "abnormal" on PET*
- Rb-82 has issues with safety (recall) and cost (high monthly charge)

"50% of perfusion scans should be done with PET based on pretest conditions"

Source: Frost & Sullivan 2008
* SNM 2010 annual meeting highlights

BFPET Phase I Trial Findings

BFPET Phase Ia completed

- 12 healthy volunteers ages 20-85
- No adverse events
- No clinically significant changes noted in follow-up clinical and laboratory testing

Results confirm excellent perfusion imaging properties

- Rapid extraction from blood
- Stable heart uptake over time
- High target to background ratios
- Convenient imaging window within 30 minutes of injection
- Whole body effective dose: 73.5 ± 17.59 mrem/mCi

Cardiac Images in NHV



Horiz. Long Axis



Short Axis

Fluoro Pharma

Assumptions		
Est. 5th Year Revenue		
$209 million		
Market	Est. Mkt Size	Est. Share
Myocardial perfusion imaging	10 mil.	7%


Projected BFPET Scans
MILLIONS
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

Peak procedure volume ~0.8 mil.

CARDIAC VIABILITY ASSESSMENT

- Identify patients that will benefit from PCI or revascularization and guide intervention
- Evaluate CAD in patients that cannot exercise

CURRENT TREATMENT

- Invasive coronary angiography

CLINICAL NEED

- 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $48,000 performed annually in the U.S. (AHA data)
- COURAGE trial (2,300 subjects) showed that 30-40% of catheterization and PCI procedures are unnecessary*
- Opportunity to avoid more than $25 billion in cost incurred for unnecessary procedures

*"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" ***

* New England Journal of Medicine

** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005


18F
5
3
O
OH

Fatty acid analog that detects regions of metabolic insufficiency

PHASE I TRIAL COMPLETED
(15 NHV and 6 CAD patients)

- CardioPET is safe with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images substantially superior to MPI SPECT

A 15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI


Normal Subject
CAD Subject
Infarcted region of the heart

The CardioPET Opportunity

Assumptions		
Est. 5th Year Revenue		
$230 million		
Market	Est. Mkt Size	Est. Share
CAD diagnosis at rest	2.5 million	15%
Cardiac viability assessment	1.5 million	10%
Myocardial perfusion imaging	10 million	3%


Projected CardioPET Scans
MILLIONS
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

Peak procedure volume ~1 million

VasoPET Indications and Clinical Use

EVALUATION OF

- Patients with acute cardiac event or stroke (risk of recurring event)
- Therapy following acute cardiac event or stroke (e.g., Plavix, lipid therapy, new treatments)

CURRENT DIAGNOSTIC PRACTICE

- Clinical symptoms; several imaging agents in development

CLINICAL NEED

- Heart attack and strokes are oftentimes the first manifestations of inflamed plaque, condition is most often diagnosed too late
- Approximately 50% of patients with cardiac events will have another
- Early identification of patients at risk has potential to save >$30 billion in hospitalization cost

VasoPET can identify plaque that is likely to rupture and pose risk of recurring heart attack or stroke

Source: American Heart Association

Detection Of Inflamed Atherosclerotic Plaque

Fluoro Pharma

WHY INFLAMMATION IMAGING?
- Diagnosis before symptoms occur
- Crucial role at all stages of atherosclerosis
- May aid drug development

DEVELOPMENT STATUS
- Preclinical testing completed
- IND preparation ongoing
- Plan to initiate Phase I proof of principle trial at MGH
    - Carotid artery, aorta imaging, patients with PAD


CT
PET
Co-registration

VasoPET uptake correlates with macrophage content


P<0.001
R=0.87
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
0-7
8-16
>16
Plaque Inflammation (% Ram-11 Staining)
[F-18] AppCHFppA Uptake (%ID/cc)

Elmaleh et al. PNAS, 103 (43) 2006

The VasoPET Opportunity

Fluoro Pharma

Assumptions		
Est. 5th Year Revenue		
$213 million		
Market	Est. Mkt Size	Est. Share
Screening for atherosclerosis	50 million	0.6%
Follow-up after heart attack	0.9 million	10%
Follow-up after stroke	0.8 million	10%



Projected VasoPET Scans
MILLIONS
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

Peak procedure volume ~0.6 million

Targets Greatest Areas for Cost Reduction

Fluoro Pharma

Therapeutics aimed to prevent and best treat disease related to diabetes, obesity and heart disease hold greatest promise

Pharmaceuticals enabling personalized, outcomes-driven medicine offer greatest route to reducing the overall costs of healthcare

Medical Concerns that Present Best Targets for Healthcare Cost Reduction*


Diabetes 35%
Obesity 29%
Heart disease 20%
Mental health 5%
Chronic lung disease 4%
End-stage renal disease 3%
Cancer 2%
Alzheimer's disease 1%
Stroke 1%
Base = 289

* Source: HealthLeaders Study of 300 Top Health System Executives 6/11

Experienced Management Team and Advisors



Thijs Spoor President, CEO

- Healthcare executive with >15 years medical industry experience
- Former securities analyst at J.P. Morgan and Credit Suisse covering the medical device and biotechnology industries
- Previously led the nuclear cardiology portfolio and PET new product opportunity portfolio at (Amersham) GE Healthcare
- Degrees in nuclear pharmacy (Toronto) and finance (Columbia)



Boyan Goumnerov, MD COO, VP Clinical trials

- Healthcare executive with experience in cardiovascular disease start-up companies
- Extensive research experience at Massachusetts General Hospital and Shriners Burn Hospital for Children
- Medical degree (Sofia, Bulgaria)

H. William Strauss, MD	• Pioneer of Nuclear Medicine; Clinical Director of Nuclear Medicine at Memorial Sloan Kettering Cancer Center and Professor of Radiology at Cornell University's Weill School of Medicine
Daniel Berman, MD	• Director of Cardiac Imaging and Director, Nuclear Cardiology at Cedars-Sinai Heart Center, UCLA School of Medicine
Peter Conti, MD, PhD	• Professor of Clinical Radiology and Director of the PET Center at the University of Southern California Medical Center, Former President of the Sodety of Nuclear Medicine, actively involved in regulatory and policy setting initiatives
Elazer Edelman, MD, PhD	• Thomas D. and Virginia W. Cabot Professor of Health Sciences and Technology at MIT, Professor of Medicine at Harvard Medical School, and a coronary care unit cardiologist at the Brigham and Women's Hospital in Boston
Heinrich Schelbert, MD	• Professor of Molecular & Medical Pharmacology, UCLA School of Medicine
Andrew Selwyn, MD	• Director of the Cardiac Catheterization Laboratory and Associate Chief, Cardiovascular Division, Brigham and Women's Hospital, Harvard Medical School

Capitalize on multiple cardiovascular molecular imaging agents for PET
- Cardiac viability assessment
- Myocardial perfusion imaging
- Inflamed atherosclerotic plaque imaging

Address unmet needs in cardiovascular diagnostics by providing
- Diagnostic alternative to invasive procedures
- Higher diagnostic accuracy of PET vs. SPECT

Enable evaluation of cardiac disease at the cellular and molecular level that can change patient management

Key next steps
- Data from phase II trial for CardioPET (metabolism) – Mid 2012
- Data from phase II trial for BFPET (perfusion) – Mid 2012
- IND preparation for VasoPET (vulnerable plaque) – 2012

Fluoro Pharma

The cycle of classic medicine is reactive medical care

Fluoro Pharma


Reactive Medical Care
Switch Drug Again
Switch Drug
Select Drug
Diagnosis
Disease Severity
Time

Diagnose Disease; Treat Symptoms;
Costly, Trial and Error Treatment

Efficient Medical Care


Disease Severity
"Right Drug"
Monitoring
Diagnosis / Prognosis
Diagnosis
Screening
Time

Health Management; Molecular Screening; Early Detection;
Rapid Effective Treatment; Improved Quality of Care

FluoroPharma

Reactive Medical Care


Switch Drug Again
Switch Drug
Select Drug
Diagnosis
Disease Severity
Time

Diagnose Disease; Treat Symptoms;
Costly, Trial and Error Treatment



KEY FACTS – US AND WW

WHO: "Neglected Global Epidemic"

- 16.7M deaths WW: 1/3 of all deaths, 78% from low / middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths US: top cause (38.5%)

KEY UNMET NEEDS

- CAD: Get closer to the disease source – Early detection & appropriate treatment selection
- AMI: Identify vulnerable patients - Speed of treatment: revascularization in 90-mn or less


Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

Individual Plaques


Anatomy of 60% of Fatal Myocardial Infarctions: Rupture
Endothelium
Thrombus
Thin fibrous cap
Macrophages
Diffuse intimal thickening (dense collagen, sparse smooth muscle cells)
Cholesterol, old hemorrhage, cell debris, calcium

Plaque Imaging


4.22
3.87
(SUV)
3.52
3.17
2.82
313


Projected Market For Vulnerable Patient Industry
~ $47 Billion
5,000,000 X $2,000 = $10 Billion
Diagnostic Cath
2,000,000 X $3000 = $6 Billion
Drug-Eluting Stent
20,000,000 X $600 = $12 Billion
Imaging
Statin
10,000,000 X $1,000 = $10 Billion
60,000,000 X $150 = $9 Billion
Serum Screening
140,000,000 Americans over the age of 35

Source: Association for Eradication of Heart Attack

AD Statistics

FluoroPharma

- 4th leading cause of death after CHD, cancer and stroke.
- 25M people estimated to have AD globally (2000).
- Incidence – 4.5M globally (2000).
- By 2030, 63M people will have AD at current rates.
- National cost of AD care is $100B annually in the US.

AD Pathological Hallmarks

Beta-amyloid Plaques

Amyloid Precursor Protein > plaques


1.
2.
3.

Neurofibrillary Tangles

Protein tau changes > tangles


Neurofibrillary Tangles

Source: Wimo et al. The magnitude of dementia occurrence in the world. Alzheimer Dis Assoc Disord 2003; 17:63-67

US FDA requirements for NDA: safety and efficacy

Phase Ia *(Completed)*	• Safety, dosimetry and pharmacokinetics; imaging protocol in healthy volunteers (15 NHV); single center
Phase Ib *(Completed)*	• Safety, pharmacokinetics and comparison to MPI in small number of patients (6 stable CAD patients); single center
Phase II	• Safety, diagnostic performance of CardioPET • Demonstrate reproducibility in multicenter/multiplatform trial • Establish GMP manufacturing in multiple manufacturing facilities • Approximately 100 CAD patients
Phase III	• Safety and efficacy (non-inferiority of CardioPET vs. MPI with angiography as a gold standard) in targeted patient population • Approximately 300-700 CAD patients (700 patients typically required by the USFDA to establish safety)

Outcomes partnerships drive clinical trial endpoints

FluoroPharma

PAST
Fragmented, non-systems of care

Economic pressures

Decisions by individual stakeholders

Decisions by advanced stakeholder networks

FUTURE
Integrated, systems of care delivery

	(I) Conventional	(II) Complex Multistakeholder	(III) Aligned for Outcomes
Predominant HCP type	Solo practitioners	Medical Groups (but individual prescribers retain significant autonomy)	Medical Groups at scale, true coordinated networks and ACOs (declining prescriber autonomy)
Provider outcomes focus	Quality patient care - anecdotal reputation among patients as good provider	More formal quality measures sometimes tied to "Pay for Performance" reimbursement	Population health outcomes measured with RWD from emerging EHR / HIT infrastructure
Provider perspective on Rx	Imaging drug is a resource to drive good patient care	Imaging drug is discouraged (reimbursement), monitored (generic Rx rates), but tied to quality	Imaging drug is an investment (from HCP budget) to achieve outcomes

Fluoro Pharma

Thank you
for listening!